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Exhibit 99.1

        FORM OF LETTER OF TRANSMITTAL

WH HOLDINGS (CAYMAN ISLANDS) LTD.—WH CAPITAL CORPORATION

LETTER OF TRANSMITTAL
FOR
TENDER OF ALL 9 1/2% OUTSTANDING NOTES DUE 2011
IN EXCHANGE FOR
9 1/2% NEW NOTES DUE 2011
THAT HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 9, 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:

THE BANK OF NEW YORK

The Bank of New York
Corporate Trust Operations
Reorganization Unit
101 Barclay Street, 7 East
New York, N.Y. 10286
Attn: Ms. Carolle Montreuil

By Facsimile Transmission:
(for Eligible Institutions Only)
(212) 298-1915

Confirm by Telephone:
(212) 815-5920

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL

        The undersigned hereby acknowledges receipt and review of the prospectus dated June 9, 2004 of WH Holdings (Cayman Islands) Ltd. ("Holdings"), a Cayman Islands exempted limited liability company and WH Capital Corporation, ("Capital," and, together with Holdings, the "Issuers"), a Nevada Corporation, and this Letter of Transmittal, which together describe the offer of the Issuers (the "exchange offer") to exchange Issuers' 9 1/2% Outstanding Notes Due 2011 (the "Outstanding Notes") for a like principal amount of Issuers' issued and outstanding 9 1/2% New Notes Due 2011 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the prospectus is a part. Certain terms used but not defined herein have the respective meanings given to them in the prospectus.

        Issuers reserve the right, at any time or from time to time, to extend the exchange offer at their discretion, in which event the term "expiration date" shall mean the latest date to which the exchange offer is extended. Issuers shall give notice of any extension by giving oral or written notice to the exchange agent and by issuing a press release or making a public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The term "business day" shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

        This Letter of Transmittal is to be used by a holder of Outstanding Notes if original Outstanding Notes, if available, are to be forwarded herewith or an agent's message (as defined in the Prospectus) is to be used if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (the "book-entry transfer facility") pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer—Procedures for Tendering Outstanding Notes." Holders of Outstanding Notes whose Outstanding Notes are not immediately available, or who are unable to deliver their Outstanding Notes and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the expiration date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer—Procedures for Tendering Outstanding Notes—Guaranteed Delivery." See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent.

        The term "holder" with respect to the exchange offer means any person in whose name Outstanding Notes are registered on the books of Issuers or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON OUTSTANDING NOTES. (PLEASE FILL IN, IF BLANK).	OUTSTANDING NOTE(S) TENDERED

	PRINCIPAL REPRESENTED TENDERED**	PRINCIPAL AMOUNT	REGISTERED NUMBERS(S)*	AGGREGATE AMOUNT BY NOTE(S)

*
Need not be completed by book-entry holders.
**
Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders will be accepted only in minimum denominations equal to $100,000 or integral multiples of $1,000 in excess thereof.

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of registered holder(s) of Outstanding Notes:

Date of execution of Notice of Guaranteed Delivery:

Window ticket number (if available):

Name of eligible institution that guaranteed delivery:

Account number (if delivered by book-entry transfer):

☐
CHECK HERE IF YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Issuers for exchange the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to Issuers all right, title and interest in and to the Outstanding Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Issuers in connection with the exchange offer) with respect to the tendered Outstanding Notes with full power of substitution to:

  -
  deliver such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility, to Issuers and deliver all accompanying evidences of transfer and authenticity, and

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  present such Outstanding Notes for transfer on the books of Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Outstanding Notes, and that Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by Issuers.

        The undersigned acknowledge(s) that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the New Notes issued in exchange for the Outstanding Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Outstanding Notes exchanged for such New Notes directly from Issuers to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes. The undersigned specifically represent(s) to Issuers that:

  -
  any New Notes acquired in exchange for Outstanding Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned;

  -
  the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of New Notes;

  -
  the undersigned has full power and authority to transfer the Outstanding Notes for New Notes and the Issuers will acquire good and unencumbered title to the Outstanding Notes free and clear of any liens, restrictions, charges or encumbrances and not subject to any adverse claims; and

  -
  neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of Issuers or a broker-dealer tendering Outstanding Notes acquired directly from Issuers.

        If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the New Notes:

  -
  the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

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  a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the registration agreement (including certain indemnification rights and obligations).

        The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby, including the transfer of such Outstanding Notes on the account books maintained by the book-entry transfer facility.

        For purposes of the exchange offer, Issuers shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as and if Issuers gives oral or written notice thereof to the exchange agent. Any tendered Outstanding Notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the expiration date.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

        The undersigned acknowledges that the acceptance of properly tendered Outstanding Notes by Issuers pursuant to the procedures described under the caption "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Issuers upon the terms and subject to the conditions of the exchange offer.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Outstanding Notes accepted for exchange, and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Outstanding Notes accepted for exchange and any Outstanding Notes not tendered or not exchanged

(and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if Issuers do not accept for exchange any of the Outstanding Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)

    To be completed ONLY (i) if Outstanding Notes in a principal amount not tendered, or New Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

Issue New Notes and/or Outstanding Notes to:
Name:	(PLEASE PRINT OR TYPE)

Address:

(INCLUDE ZIP CODE)
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
☐	Credit unexchanged Outstanding Notes delivered by book-entry transfer to the book-entry transfer facility set forth below:
Book-entry transfer facility account number

(COMPLETE SUBSTITUTE FORM W-9)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 5 AND 6)

    To be completed ONLY if Outstanding Notes in a principal amount not tendered, or New Notes issued in exchange for Outstanding Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver New Notes and/or Outstanding Notes to:
Name:	(PLEASE PRINT OR TYPE)

Address:

(INCLUDE ZIP CODE)
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT
PLEASE SIGN HERE WHETHER OR NOT OUTSTANDING NOTES
ARE BEING PHYSICALLY TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

X

X

(SIGNATURE(S) OF REGISTERED HOLDER(S) OF OUTSTANDING NOTES)

Date:   , 2004

        (The above lines must be signed by the registered holder(s) of Outstanding Notes as name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Issuers, submit evidence satisfactory to Issuers of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(PLEASE PRINT OR TYPE)

Capacity:

Address:

(INCLUDE ZIP CODE)

Area Code and Telephone Number:

SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:

(AUTHORIZED SIGNATURE)

(TITLE)

(NAME OF FIRM)

(ADDRESS, INCLUDE ZIP CODE)
(AREA CODE AND TELEPHONE NUMBER)

Date:   , 2004

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

        1.     Delivery of this Letter of Transmittal and Outstanding Notes or Book-Entry Confirmations. All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the exchange agent's account at the book-entry transfer facility of Outstanding Notes tendered by book-entry transfer (a "book-entry confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent's message (as defined in the Prospectus), and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Outstanding Notes should be sent to Issuers.

        2.     Guaranteed Delivery Procedures. Holders who wish to tender their Outstanding Notes and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent's message (as defined in the Prospectus), must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures:

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  such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "eligible institution");

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  prior to the expiration date, the exchange agent must have received from the eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Outstanding Notes, the registered number(s) of such Outstanding Notes and the total principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the expiration date, this Letter of Transmittal (or facsimile hereof) properly completed and validly executed, together with the Outstanding Notes in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, must be deposited by the eligible institution with the exchange agent; and

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  the properly completed and validly executed Letter of Transmittal (or facsimile hereof) with any required signature guarantees, together with certificates for all physically tendered shares of Outstanding Notes, in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent within three business days after the expiration date.

        Any holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the expiration date. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

        See "The Exchange Offer—Procedures for Tendering Outstanding Notes—Guaranteed Delivery" section of the prospectus.

        3.     Tender by Holder. Only a holder of Outstanding Notes may tender such Outstanding Notes in the exchange offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

        4.     Partial Tenders. Tenders of Outstanding Notes will be accepted only in minimum denominations equal to $100,000 or integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and New Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the New Notes are accepted for exchange.

        5.     Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

        If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Outstanding Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

        If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Outstanding Notes.

        If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Issuers, evidence satisfactory to Issuers of their authority to act must be submitted with this Letter of Transmittal.

        Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an eligible institution.

        No signature guarantee is required if:

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  this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered herein (or by a participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the tendered Outstanding Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the book-entry transfer facility, deposited to such participant's account at such book-entry transfer facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed; or

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  such Outstanding Notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

        6.     Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which New Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        7.     Transfer Taxes. Issuers will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the exchange offer. If, however, New Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder prior to the issuance of the New Notes. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

        8.     Tax Identification Number.

        Federal income tax law requires that a holder of any Outstanding Notes that are accepted for exchange must provide Issuers (as payor) with its correct taxpayer identification number ("TIN"). In general, if a holder is an individual, the TIN is the social security number of such individual, and if a holder is an entity, the TIN is the entity's employer identification number. If Issuers are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

        Also, to prevent backup withholding of 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended) of any payments made pursuant to the exchange offer each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if the Outstanding Notes are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Failure to complete and return the Substitute Form W-9 may result in backup withholding. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

        Issuers reserve the right in their sole discretion to take whatever steps are necessary to comply with Issuers' obligations regarding backup withholding.

        9.     Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by Issuers in their sole discretion, which determination will be final and binding. Issuers reserve the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the acceptance of which would, in the opinion of Issuers or their counsel, be unlawful. Issuers also reserve the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Outstanding Notes. The interpretation of the terms and conditions by Issuers of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as Issuers shall determine. Neither Issuers, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Outstanding Notes nor shall any of them incur any liability for failure to give such information.

        10.   Waiver of Conditions. Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the prospectus.

        11.   No Conditional Tender. No alternative, conditional, irregular or contingent tender of Outstanding Notes or transmittal of this Letter of Transmittal will be accepted.

        12.   Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

        13.   Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

        14.   Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the prospectus under the caption "The Exchange Offer—Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

Payer's Name: The Bank of New York

Part I Taxpayer Identification No.—For All Accounts

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
	Enter your taxpayer identification number in the appropriate box. For most individuals, this is your Social Security Number. If you do not have a number, see "How to Obtain a TIN" in the enclosed Guidelines.	Social security number(s) OR Employer identification number(s)	Part II For Payees Exempt From Backup Withholding (see enclosed Guidelines)
Payer's Request for Taxpayer Identification No. (TIN)	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.	Awaiting TIN

Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. For .

Signature	Date	, 2004

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% (OR SUCH OTHER RATE SPECIFIED BY THE INTERNAL REVENUE CODE OF 1986, AS AMENDED) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED "AWAITING TIN" IN PART 1 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer within 60 days, I will be subject to backup withholding tax of 28% of all reportable payments made to me thereafter until I provide a taxpayer identification number.

Signature	Date	, 2004
Name (Please Print)

CERTIFICATE FOR FOREIGN RECORD HOLDERS

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  Exhibit 99.1
SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER